UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2007
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-26407	85-0212130
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1 West Wetmore Road, Suite 203
Tucson, Arizona	85705
(Address of principal executive offices)	(Zip Code)

520-292-0266
Registrant's telephone number, including area code

1 Wetmore Road, Suite 203 Tucson, Arizona
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
1.01	Entry Into a Material Definitive Agreement
9.01	Financial Statements and Exhibits

2.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry Into a Material Definitive Agreement

Extension of Maturity Date of Secured Bridge Loan from Nedbank Limited

Nord Resources Corporation (“Nord”) is indebted to Nedbank Limited (“Nedbank”) under a loan (the “Nedbank Bridge Loan”) evidenced by an Amended and Restated Secured Promissory Note dated May 31, 2006 (the “Promissory Note”), in the principal amount of $4,900,000. The Nedbank Bridge Loan was to have matured on the earlier of (a) February 23, 2007, and (b) the closing of a registered equity offering by the Corporation which raises not less than U.S.$20,000,000.

Nord and Nedbank have entered into a letter agreement dated for reference February 23, 2007 and a modification agreement dated for reference February 23, 2007, to extend the maturity date of the Nedbank Bridge Loan to the earlier of (a) April 30, 2007, and (b) the closing of a registered equity offering by the Corporation which raises not less than U.S.$20,000,000, subject to the following terms:

1.	Nord will pay to Nedbank an extension fee of $75,000;

2.	Nord will issue 300,000 warrants at a strike price calculated as the average closing price of the last five trading days ending February 23, 2007; and

3.	the stated principal amount of the Promissory Note will be increased to $5,000,000.

The warrants and the underlying shares of common stock issuable upon exercise of the warrants have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Extension of Maturity Dates of Convertible Notes Dated August 19, 2004 and October 4, 2004

Nord has issued a convertible promissory note to Stephen Seymour dated August 19, 2004 in the principal amount of $66,000, and a convertible promissory note to Ronald Hirsch (collectively with Mr. Seymour, the “Lenders”) dated October 4, 2004 in the principal amount of $106,000. Each Lender is a director of Nord, and Mr. Hirsch also serves Nord as Chairman of the Board of Directors.

The loans evidenced by these convertible notes accrue interest at 10% per annum, are unsecured and were to have matured on the earlier of: (a) February 23, 2007, and (b) the closing of (i) a registered equity offering and/or a debt project financing in which Nord raises not less than $25 million, or (ii) a significant corporate transaction in which any person (either alone or together with its affiliates and associates) acquires 51% or more of Nord’s common stock, or there is a sale, lease, exchange or other transfer of all or substantially all of Nord’s assets or assets valued at $12,000,000 or greater.

Pursuant to Amending Agreements between Nord and each Lender effective as of February 23, 2007, these convertible notes have been extended to mature on the earlier of: (a) April 30, 2007, and (b) the closing of (i) a registered equity offering and/or a debt project financing in which Nord raises not less than $25 million, or (ii) a significant corporate transaction in which any person (either alone or together with its affiliates and associates) acquires 51% or more of

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Nord’s common stock, or there is a sale, lease, exchange or other transfer of all or substantially all of Nord’s assets or assets valued at $12,000,000 or greater. These loans continue to be repayable upon maturity: (a) in the case of an equity offering or a debt financing, as to 50% in cash and as to the balance in fully paid shares of common stock at a deemed price of $0.20 per share; (b) in the case of a significant corporate transaction or a sale, lease or transfer of assets, solely in fully paid shares of common stock at a deemed price of $0.20 per share; and (c) in any other case, in such mix of cash and/or fully paid shares of common stock at a deemed price of $0.20 per share as the holder may determine.

Extension of Convertible Note Dated As Of June 29, 2004

Effective June 29, 2004, Nord issued a convertible promissory note to Mr. Hirsch in the amount of $35,000. The debt evidenced by this convertible note accrues interest at 10% per annum, is unsecured and was to have matured on the earlier of: (a) February 23, 2007, and (b) the closing of (i) a registered equity offering and/or a debt project financing in which Nord raises not less than $25 million, or (ii) a significant corporate transaction in which any person (either alone or together with its affiliates and associates) acquires 51% or more of Nord’s common stock, or there is a sale, lease, exchange or other transfer of all or substantially all of Nord’s assets or assets valued at $12,000,000 or greater.

Pursuant to an Amending Agreement between Nord and Mr. Hirsch effective as of February 23, 2007, this convertible note has been extended to mature on the earlier of: (a) April 30, 2007, and (b) the closing of (i) a registered equity offering and/or a debt project financing in which Nord raises not less than $25 million, or (ii) a significant corporate transaction in which any person (either alone or together with its affiliates and associates) acquires 51% or more of Nord’s common stock, or there is a sale, lease, exchange or other transfer of all or substantially all of Nord’s assets or assets valued at $12,000,000 or greater. This loan is repayable upon maturity: (a) in the case of an equity offering or a debt financing, as to 50% in cash and as to the balance in fully paid shares of common stock at a deemed price of $0.175 per share; (b) in the case of a significant corporate transaction or a sale, lease or transfer of assets, solely in fully paid shares of common stock at a deemed price of $0.175 per share; and (c) in any other case, in such mix of cash and/or fully paid shares of common stock at a deemed price of $0.175 per share as the holder may determine.

Extension of $600,000 Revolving Line of Credit Facility Dated June 21, 2005

On June 21, 2005, Nord entered into a $600,000 secured revolving line of credit agreement with the Lenders. The line of credit bears interest at a rate equal to M&T Bank’s prime rate and is collateralized by accounts receivable, inventory, property and equipment, and other assets. The line of credit was to have matured on the earlier of: (a) February 23, 2007, and (b) the closing of a registered equity offering and/or a debt project financing in which Nord raises not less than $20 million.

Pursuant to an Amending Agreement effective as of February 23, 2007, the maturity date of the line of credit has been extended to the earlier of: (a) April 30, 2007, and (b) the closing of (i) a registered equity offering and/or a debt project financing in which Nord raises not less than $20 million, or (ii) a significant corporate transaction in which any person (either alone or together with its affiliates and associates) acquires 51% or more of Nord’s common stock, or there is a sale, lease, exchange or other transfer of all or substantially all of Nord’s assets or assets valued at $12,000,000 or greater.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit
10.1	Letter Agreement among Nedbank Limited, Nord Resources Corporation and Auramet Trading, LLC dated for reference February 23, 2007*
10.2	Modification Agreement between Nedbank Limited and Nord Resources Corporation dated for reference February 23, 2007*
10.3

Amendment agreement dated February 23, 2007 between Nord Resources Corporation and Stephen Seymour in respect of Amended and Restated Convertible Promissory Note dated for reference August 19, 2004, in the principal amount of $66,000*

10.4

Amendment agreement dated February 23, 2007 between Nord Resources Corporation and Ronald Hirsch in respect of Amended and Restated Convertible Promissory Note dated for reference October 4, 2004, in the principal amount of $106,000*

10.5

Amendment agreement dated February 23, 2007 between Nord Resources Corporation and Ronald Hirsch in respect of Amended and Restated Convertible Promissory Note dated for reference June 29, 2004, in the principal amount of $35,000*

10.6

Amending agreement dated February 23, 2007 among Nord Resources Corporation, Ronald Hirsch and Stephen Seymour in respect of that certain $600,000 Revolving Line of Credit Agreement and that certain Secured Promissory Note, as previously amended, each dated for reference June 21, 2005*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORD RESOURCES CORPORATION

	By:	/s/ Erland A. Anderson
DATE: February 26, 2007
Erland A. Anderson
Chief Executive Officer

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